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                             CENTURION FUNDS, INC.

                               on behalf of the

                          CENTURION U.S. CONTRA FUND

                  Supplement to the Prospectus and Statement
                        of Additional Information each
                            dated January 29, 2002

   The following supersedes certain information contained in the Prospectus and Statement of Additional Information:

   The Board of Directors of Centurion Funds, Inc. (the "Corporation") recently voted to change the name of the Corporation to GE Private Asset Management Funds, Inc. and to change the name of its series, Centurion U.S. Contra Fund to GE Contra Fund. These changes will be effective June 14, 2002.

Dated: June 14, 2002